                                                                      EXHIBIT 32


                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE SS. 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ Kenneth P. Manning
                                   ---------------------------------
                                   Name: Kenneth P. Manning
                                   Title: Chairman, President &
                                          Chief Executive Officer
                                   Date:    August 13, 2003

                                                                      EXHIBIT 32


                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE SS. 1350


       The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/ Richard F. Hobbs
                                   ---------------------------------
                                   Name: Richard F. Hobbs
                                   Title:   Vice President, Chief Financial
                                            Officer & Treasurer
                                   Date:    August 13, 2003









                                      -18-